T. Rowe Price Retirement I 2025 Fund—I Class

Supplement to Prospectus Dated October 1, 2019

The fund does not currently charge a management fee. However, the fund indirectly bears its pro-rata share of the expenses of the underlying T. Rowe Price Funds in which it invests (Underlying Funds).

The fund currently invests in the I Class of its Underlying Funds. During April 2020, the fund will convert from each Underlying Fund’s I Class to its Z Class. T. Rowe Price is contractually obligated to waive and/or bear all of the Z class’ expenses, other than interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring, extraordinary expenses. As a result, the fund’s total acquired fund fees and expenses associated with investing in the Z Classes are expected to be less than 0.01%.

At the same time, along with the other T. Rowe Price Retirement I Funds, the fund will begin charging an all-inclusive management fee based on the fund’s average daily net assets. The all-inclusive management fee covers investment management and all of the fund’s operating expenses except for interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; any acquired fund fees and expenses; and any 12b-1 fees applicable to a class. The all-inclusive management fee rate for the T. Rowe Price Retirement I Funds generally declines over time as a fund reduces its overall stock exposure and when a fund nears and then passes its predetermined target date.

At the time the fund implements these changes, the fee table and expense example in Section 1 are revised as follows:

Fees and Expenses of the Fund

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.47%[a,b]

Distribution and service (12b-1) fees	—

Other expenses	—	[a]

Acquired fund fees and expenses	—	[a]

Total annual fund operating expenses	0.47	[a]

a Restated to reflect current fees.

b The management fee will decline over time in accordance with a predetermined contractual fee schedule, with any annual decrease occurring after the end of the fund’s fiscal year. The fee schedule can only be changed with approval by the fund's Board of Directors, and, if required by SEC rules, the fund’s shareholders.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$48	$147	$252	$544

The Retirement I 2025 Fund—I Class is managed based on a specific retirement year (target date 2025), which refers to the approximate year an investor would plan to retire and assumes a retirement age of 65. Over time, the allocations to asset classes and Underlying Funds change according to a predetermined “glide path,” which represents the shifting of asset classes over time and shows how the fund’s asset mix becomes more conservative—both prior to and after retirement—as time elapses.

Beginning in the second quarter of 2020, the fund, along with all of the T. Rowe Price Retirement I Funds, will begin to modify its glide path by increasing the overall equity allocation at certain points in the fund’s investment life cycle. The equity allocations will generally increase early in the glide path while there are many years leading up to retirement, as well as later in the glide path in the years following retirement. The allocations nearer to the target date will not significantly change, and the overall neutral allocations to stocks and bonds at the target date will remain the same. The transition from the original glide path to the enhanced glide path is expected to occur gradually over time and, for certain Retirement Funds, may take up to two years to fully implement, based on the changes that are necessary as a result of the fund’s positioning on the original glide path.

Accordingly, effective April 1, 2020, the disclosure that appears under “Principal Investment Strategies” in Section 1 is supplemented as follows:

Within the next two years, the fund will shift from its original glide path to an enhanced glide path. The overall allocation to stocks at the beginning of the enhanced glide path (40+ years to retirement) will increase from 90% to 98%, and the 98% equity allocation will remain constant until the fund is 30 years from its target date. The overall allocation to stocks at the end of the enhanced glide path (30 years past retirement) will increase from 20% to 30%. There are increases to the overall equity allocation along other points of the enhanced glide path, but the overall equity allocation at the target date will remain at 55%. The following illustrates how the enhanced glide path compares with the original glide path (the left axis indicates the overall neutral allocation to stocks with the remainder of the allocation to bonds):

In addition, effective April 1, 2020, the fund will add the T. Rowe Price Emerging Markets Discovery Stock Fund and the T. Rowe Price U.S. Large-Cap Core Fund as new Underlying Funds in which the fund may invest. To reflect the addition of new Underlying Funds, the table showing the fund’s neutral allocations in Section 1 is supplemented as follows:

Investments in the “U.S. Large-Cap Stocks” sector may be made through the Equity Index 500, Growth Stock, U.S. Large-Cap Core, and/or Value Funds. Investments in the “International Emerging Market Stocks” sector may be made through the Emerging Markets Discovery Stock and/or Emerging Markets Stock Funds.

Effective with the date that the fund begins investing in the Z Class of its Underlying Funds and charging an all-inclusive management fee, the disclosure under “How are the fund’s expenses determined?” in Section 2 is deleted.

Effective with the date that the fund begins investing in the Z Class of its Underlying Funds and charging an all-inclusive management fee, the disclosure under “Management Fee” in Section 2 is revised to add the following:

The fund pays the investment adviser an all-inclusive management fee based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses, but it does not cover interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses. In accordance with a predetermined contractual fee schedule, the all-inclusive management fee rate for the T. Rowe Price Retirement I Funds generally declines over time as the fund reduces its overall stock exposure along its glide path. The fee table in Section 1 reflects the management fee rate that will be in effect in April 2020. Any predetermined decrease in the management fee rate for a particular year will occur on June 1, which is the first day of the fund’s fiscal year. The contractual fee schedule applicable to the T. Rowe Price Retirement I Funds will be available in the fund’s Statement of Additional Information effective March 1, 2020.

Effective April 1, 2020, the disclosure under “What will happen on the target date?” in Section 2 is supplemented as follows:

Once the transition to the enhanced glide path is fully implemented, about 30 years after a fund’s stated retirement year, the fund will maintain approximately a 30% allocation to stocks.

Effective April 1, 2020, the disclosure under “Tactical Asset Allocation” in Section 2 is supplemented as follows:

The target allocation assigned to a broad asset class (Stocks or Bonds) is not expected to vary by more than plus (+) or minus (-) five percent (5%) from the neutral allocation as prescribed by the fund’s glide path. During the transition from the original glide path to the enhanced glide path, there may be times when the target allocation varies by more than this amount in comparison with either or both of the glide paths.

Effective April 1, 2020, the table titled “Description of Underlying Funds” in Section 2 is supplemented as follows:

Emerging Markets Discovery Stock Fund Long-term growth of capital through investments primarily in the common stocks of companies that are undervalued and located (or with primary operations) in emerging markets.

U.S. Large-Cap Core Fund Long-term capital growth through investments in stocks of large-cap U.S. companies. The fund takes a core approach to investing, which provides exposure to both growth and value styles.

The date of this supplement is February 13, 2020.

R413-041 2/13/20